UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2024 (June 12, 2024)

PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41321	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 Nexus Way, 4th Floor Camana Bay, PO Box 757, Grand Cayman	KY1-9006
(Address of Principal Executive Offices)	(Zip Code)

+1 345 640 4900 Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	PLAOU	The Nasdaq Stock Market LLC
Class A ordinary shares, included as part of the units	PLAO	The Nasdaq Stock Market LLC
Redeemable warrants, included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PLAOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2024, Patria Latin American Opportunity Acquisition Corp. (the “Company”) filed with the U.S. Securities and Exchange Commission (“SEC”) and mailed to shareholders (the “Proxy Statement”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders to be held on June 12, 2024.

On June 12 2024, the Company held an extraordinary general meeting of the Company’s shareholders (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, the Company’s shareholders approved a proposal (the “Extension Amendment Proposal”) to amend, by way of special resolution, PLAO’s Articles, as set forth in Annex A of the Proxy Statement, and the investment management trust agreement (the “Trust Agreement”) dated as of March 9, 2022 by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”), as set forth in Annex B of the Proxy Statement, to extend the date (the “Termination Date”) by which PLAO has to consummate a Business Combination (the “Extension Amendment”) from June 14, 2024 (the date which is 27 months from the closing date of the Company’s initial public offering of Class A ordinary shares (the “IPO”) (the “Current Termination Date”) on a monthly basis for up to fifteen times by an additional one month each time after the Current Termination Date as determined by PLAO’s board of directors (the “Board”), if requested by Patria SPAC LLC, a Cayman Islands limited liability company (the “Sponsor”) and upon one day’s advance notice prior to the applicable Termination Date, up to September 14, 2025 (the date which is 42 months from the closing date of the Company’s IPO) (the “Articles Extension Date”), or a total of up to fifteen months after the Current Termination Date, unless the closing of a Business Combination shall have occurred prior thereto or such earlier date as determined by the Board, for a deposit, for each monthly extension, of the lesser of (i) $75,000 and (ii) $0.015 for each Class A ordinary share then outstanding after giving effect to Redemptions (each, the “Adjusted Extension Payment”) for each monthly extension (the “Extension Payment”).

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting held on June 12, 2024, the Company’s shareholders approved the Extension Amendment Proposal to amend, by way of special resolution, PLAO’s Articles, as set forth in Annex A of the Proxy Statement, and the Trust Agreement dated as of March 9, 2022 by and between the Company and the Trustee, as set forth in Annex B of the Proxy Statement, to extend the Termination Date by which PLAO has to consummate a Business Combination from June 14, 2024 (the date which is 27 months from the closing date of the Company’s IPO or the Current Termination Date on a monthly basis for up to fifteen times by an additional one month each time after the Current Termination Date as determined by PLAO’s Board, if requested by the Sponsor and upon one day’s advance notice prior to the applicable Termination Date, up to September 14, 2025 (the date which is 42 months from the closing date of the Company’s IPO or the Articles Extension Date, or a total of up to fifteen months after the Current Termination Date, unless the closing of a Business Combination shall have occurred prior thereto or such earlier date as determined by the Board, for a deposit, for each monthly extension, of the lesser of (i) $75,000 and (ii) $0.015 for each Class A ordinary share then outstanding after giving effect to Redemptions each, the Adjusted Extension Payment for each monthly extension.

It was noted that the second proposal set out in the notices of extraordinary meeting was not put to the extraordinary meeting as no adjournment was necessary.

On June 12, 2024, a total of 20,272,990 ordinary shares, representing approximately 89.58% of the Company’s issued and outstanding ordinary shares held of record at the close of business on May 7, 2024, the record date for the Extraordinary General Meeting, were present in person (including virtually) or represented by proxy, constituting a quorum. The Company’s shareholders voted on the following proposals (the “Proposals”) at the Extraordinary General Meeting, which are described in greater detail in the Company’s Proxy Statement.

The voting results for the proposals voted on at the Extraordinary General Meeting are set forth below.

1. The Extension Amendment Proposal – A proposal (the “Extension Amendment Proposal”) to amend, by way of special resolution, PLAO’s Articles, as set forth in Annex A of the accompanying Proxy Statement, and the investment management trust agreement (the “Trust Agreement”) dated as of March 9, 2022 by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”), as set forth in Annex B of the accompanying Proxy Statement, to extend the date (the “Termination Date”) by which PLAO has to consummate a Business Combination (the “Extension Amendment”) from June 14, 2024 (the date which is 27 months from the closing date of the Company’s initial public offering of Class A ordinary shares (the “IPO”) (the “Current Termination Date”) on a monthly basis for up to fifteen times by an additional one month each time after the Current Termination Date as determined by PLAO’s board of directors (the “Board”), if requested by Patria SPAC LLC, a Cayman Islands limited liability company (the “Sponsor”) and upon one day’s advance notice prior to the applicable Termination Date, up to September 14, 2025 (the date which is 42 months from the closing date of the Company’s IPO) (the “Articles Extension Date”), or a total of up to fifteen months after the Current Termination Date, unless the closing of a Business Combination shall have occurred prior thereto or such earlier date as determined by the Board, for a deposit, for each monthly extension, of the lesser of (i) $75,000 and (ii) $0.015 for each Class A ordinary share then outstanding after giving effect to Redemptions (each, the “Adjusted Extension Payment”) for each monthly extension (the “Extension Payment”).

For	Against	Abstain	Broker non-vote
18,961,388	1,311,602	0	0

Item 8.01. Other Events.

In connection with the Extraordinary General Meeting, shareholders holding an aggregate of 12,339,057 of the Company’s Class A ordinary shares exercised their right to redeem their shares. Following such redemptions, 4,541,424 Class A ordinary shares will remain outstanding. Following the withdrawals from the trust account established in connection with the Company’s IPO (the “Trust Account”) in connection with redemptions, it is expected that approximately $52 million will remain in the Trust Account of the approximately $193 million that was in the Trust Account prior to such redemptions.

The Company also deposited into the Trust Account an aggregate of $68,121 in order to effect the extension of the termination date for an additional one-month period, from June 14, 2024 to July 14, 2024. The purpose of the extension is to provide time for the Company to complete a business combination.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1	Amendment to the Amended and Restated Memorandum and Articles of Association

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2024	PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP.

	By:	/s/ José Augusto Gonçalves de Araújo Teixeira
		Name:	José Augusto Gonçalves de Araújo Teixeira
		Title:	Chief Executive Officer

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